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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 18, 1999

                        AMERICAN BUSINESS PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


       GEORGIA                      1-7088                        58-1030529
      (State of             (Commission File No.)              (I.R.S. Employer
    incorporation)                                           Identification No.)


                       2100 RIVEREDGE PARKWAY, SUITE 1200
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

                                 (770) 953-8300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On March 18, 1999 the Registrant announced that it has signed a definitive agreement to acquire Tekkote Corp., a manufacturer of coated and printed products for use in packaging and related fields. The acquisition is expected to be completed during the second quarter. The terms of the transaction were not disclosed.

         Details are contained in the Press Release, issued March 18, 1999 filed as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         The following exhibit is filed herewith:

           EXHIBIT NO.                           DESCRIPTION
           -----------                           -----------
               99                     Press Release, issued March 18, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     AMERICAN BUSINESS PRODUCTS, INC.



Dated:  March 24, 1999               /s/ Richard G. Smith
                                     ------------------------------------------
                                     Richard G. Smith
                                     Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


         The following exhibits are filed as part of this Report.

EXHIBIT NO.                  DESCRIPTION                              PAGE NO.
-----------                  -----------                              --------
    99            Press Release, issued March 18, 1999



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